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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47072) of Curon Medical, Inc. of our report dated February 15, 2001 relating to the financial statements and the financial statement schedule, which appear in this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 29, 2001